PROXY
                               BAIRNCO CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS, April 21, 2000
      SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BAIRNCO CORPORATION

      The undersigned hereby appoints LUKE E. FICHTHORN III, LARRY D. SMITH, and JAMES W. LAMBERT, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all stock of BAIRNCO CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such Corporation to be held at Bairnco's corporate offices, 300 Primera Blvd., Suite 432, Lake Mary, Florida, on Friday, April 21, 2000, at 9:00 A.M., local time, and at any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.    ELECTION OF DIRECTORS

      |_| FOR all nominees listed below (except as listed to the contrary below)

      |_|   WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES: Luke E. Fichthorn III, Charles T. Foley, Richard A. Shantz, William F.
          Yelverton

(INSTRUCTIONS: To withhold your vote from any individual nominee or nominees, check the FOR box above and write each such nominee's name on the space provided below.)

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2.    RATIFICATION OF MANAGEMENT'S SELECTION OF AUDITORS

                         |_| FOR |_| AGAINST |_| ABSTAIN

3.    APPROVAL OF BAIRNCO'S 2000 STOCK INCENTIVE PLAN

                         |_| FOR |_| AGAINST |_| ABSTAIN

4. TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

If no contrary instructions are indicated on this Proxy, this Proxy will be voted FOR Proposals 1, 2 and 3.

                                                  Dated:
                                                        ------------------------


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                                                            Signature

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                                                            Signature

                                                  Please sign exactly as name
                                                  appears at left. Joint owners
                                                  should each sign. When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, give your full title
                                                  as such.

 PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE